UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019 (September 7, 2019)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

412-315-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 7, 2019, the Board of Directors (the “Board”) of Alcoa Corporation (“Alcoa” or the “Company”) approved, effective November 1, 2019 (the “Effective Date”), a new operating model to reduce complexity and overhead costs by eliminating the business unit structure and consolidating sales, procurement, and commercial functions at an enterprise level, with related organizational changes planned. The new operating model is intended to drive a leaner, more integrated, operator-centric organization.

The Company is finalizing the related financial impacts from this management restructuring and expects to report an estimate of the total amount or range of amounts expected to be incurred from the associated employee termination and severance costs and the related charge that will result from such expenditures at the close of the third quarter, with the management restructuring anticipated to be substantially complete by the end of the first quarter 2020.

A copy of the related press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations, including those relating to the restructuring (including the Company’s expectations regarding estimated costs and anticipated completion date) and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operations Officer

On September 7, 2019, the Board approved that, on the Effective Date, Mr. John Slaven is appointed Executive Vice President and Chief Operations Officer (“Chief Operations Officer”). Mr. Slaven, 58, has served as Executive Vice President and Chief Strategy Officer of Alcoa, with responsibility for leading development of corporate strategy and overseeing the functional areas of corporate and business development, global supply chain and procurement, and energy, since joining the Company on February 4, 2019. Prior to joining the Company, beginning in 2006, Mr. Slaven held various positions with The Boston Consulting Group, a management consulting firm, most recently as Partner and Managing Director from October 2015 through January 2019, leading the Metals and Mining and the Infrastructure and Public Transport practices for North America, advising on operating performance improvement and strategy. Mr. Slaven has twenty years of experience in the global metals and mining industry, including over nine years at BHP Billiton in various roles with responsibility for commodity strategies, business development and operations, and four years at Alcoa Inc. In connection with his appointment as Chief Operations Officer, as of the Effective Date, Mr. Slaven’s base salary will be increased to $625,000 and his 2020 annual incentive compensation target opportunity will be increased to 80% of base salary.

Chief Commercial Officer

On September 7, 2019, the Board approved that, on the Effective Date, Mr. Timothy Reyes is appointed Executive Vice President and Chief Commercial Officer (“Chief Commercial Officer”), with responsibility for (i) creating customer-focused commercial strategies across the bauxite, alumina, aluminum, and energy markets and the procurement function to maximize the capabilities of Alcoa’s operating locations and to capitalize on market opportunities, as well as (ii) business development focused on new areas of growth, strategic analysis and planning, supply chain management, and customer service. In connection with the management restructuring plan, on the Effective Date, Mr. Slaven will assume the operational responsibilities of the presidents of the three business units, including those of Mr. Reyes as President, Aluminum.

A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

99.1	Press release of Alcoa Corporation dated September 9, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The internet addresses in the press release attached as Exhibit 99.1 hereto are included only as inactive textual references and are not intended to be active links to the information therein. Information contained on such websites or platforms, or that can be accessed therein, do not constitute a part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: September 9, 2019	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary